UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 5, 2009
Chrysler Financial Auto Securitization Trust 2009-A
(Exact name of Issuing Entity as specified in its charter)
Chrysler Financial Services Americas LLC
(Exact name of Sponsor and Depositor as specified in its charter)

State of Delaware	333-138140-05	20-7155979

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o BNY Mellon Trust of Delaware as owner trustee, White Clay Center, Route 273, Newark, Delaware	19711

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (302) 283-8905

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
     Effective October 5, 2009, the static pool data for Chrysler Financial Auto Securitization Trust 2009-A can be found at the new website address “http://www.cfaststaticpools.com”. It will no longer be available at “www.investor.dcatstaticpools.com”, which was the website address included in the prospectus dated June 29, 2009 and in the prospectus supplement dated July 7, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chrysler Financial Auto Securitization Trust 2009-A (Issuing Entity)
By:	CHRYSLER FINANCIAL SERVICES AMERICAS LLC (Servicer)
By:	/s/ Q. Gwynn Lam
Q. Gwynn Lam
Assistant Secretary

Date: October 5, 2009

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